Investor Presentation First Quarter 2021

Forward-Looking Statements 2 This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting Carter Bankshares, Inc. and its future business and operations, and specifically including information related to the pending appraisal of collateral for one impaired loan relationship and potential impacts on the Company’s financial results. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “believe,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: changes in accounting policies, practices, or guidance, for example, our adoption of CECL; credit losses; cyber-security concerns; rapid technological developments and changes; the Company’s liquidity and capital positions; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events (such as the current COVID-19 pandemic), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Bank, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and Carter Bankshares, Inc., in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the Securities and Exchange Commission. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Non-GAAP Statements 3 Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. This press release and the accompanying tables discuss financial measures, such as adjusted noninterest expense, adjusted efficiency ratio, and net interest income on a fully taxable equivalent basis, which are all non-GAAP measures. We believe that such non-GAAP measures are useful because they enhance the ability of investors and management to evaluate and compare the Company’s operating results from period to period in a meaningful manner. Non-GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company’s. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP.

4 TABLE OF CONTENTS Section Title Slides 1 Overview 05-12 2 Financial Highlights 13-20 3 Balance Sheet Transformation 21-25 4 Asset Quality 26-33 5 Deposit Mix & Cost of Funds 34-38 6 Loan Deferral Update 39-42 7 Commercial Loan Portfolio Metrics 43-46 8 PPP Loan Update 47

Overview 01 5

Our Mission At Carter Bank & Trust, we strive to be the preferred lifetime financial partner for our customers and shareholders, and the employer of choice in the communities we are privileged to serve. Our Purpose Enrich lives and enhance communities today, to build a better tomorrow. Our Values Loyalty We serve to build lifetime relationships Care We care, it’s our tradition and what we do best Optimism We work collaboratively, as one team Trustworthiness We act with integrity and speak with respect Innovation We make bold decisions to continuously improve

Our Company History

Bank established denovo in 1974 as First National Bank of Rocky Mount, VA

Carter Bank & Trust charter established in 2006 with the merger of ten banks.

Carter Bancshares, Inc. holding company established in Q4 20 with the assets of Carter Bank & Trust.

Focused on the Future, a Well-Capitalized Franchise with Momentum

Headquartered in Martinsville, VA

72 Branches*
7 Commercial Centers
3 Corporate Offices in VA and NC

New Branches / Markets

- Greensboro, NC: Westridge Branch projected open date of Q2 21
- Charlottesville, VA: Mill Creek Branch opened Q4 20
- Raleigh / Cary, NC: Commercial Team in place
- Charlotte, NC: Commercial Team in place

Assets	$ 4.1 B
Loans	$ 3.0 B
Deposits	$ 3.7 B

*As of April 30, 2021

7

8 Our Leadership Team Litz Van Dyke Chief Executive Officer Wendy Bell Senior Executive Vice President Chief Financial Officer Bradford Langs President Chief Strategy Officer ‘I'm very proud of our leadership team, their hard work and unwavering commitment to every aspect of performance exceptionalism, defines who we are and how we operate.’ Litz Van Dyke, CEO

Our Footprint YE 2020 92 Branches YE 2019 101 Branches YE 2018 104 Branches *MAY 2021 70 Branches* Branches in VA and NC Metropolitan Statistical Areas May 2021 * *Note: 3 branches in the Harrisonburg, Virginia market are slated to be sold in May 2021. In addition, the existing Wendover branch (Greensboro, NC) is scheduled to consolidate into the new Greensboro branch, Westridge/Battleground Ave., reducing the Bank's total branch count to 69 at end of Q2 21. ‘We are proud to serve in vibrant legacy communities and attractive growth markets across our footprint. Implementation of strategic growth and network optimization initiatives continue to transform our franchise.’ Wendy Bell, CFO Virginia | Total Deposits: $3.3MM 6 13 7 3 5 22 56 Washington DC Roanoke Lynchburg Charlottesville Blacksburg-Christiansburg Non MSA TOTAL North Carolina | Total Deposits: $0.4MM 1 6 2 1 4 14 Charlotte Greensboro* Raleigh Durham Fayetteville Non MSA TOTAL 9

Our Commitment Environmental Governance More than $180,000 in donations to local & national non- profits in 2020. A monetary donation to local charities for every checking account opened. Social Renovations focused on sustainability; water & energy efficiencies and decreased carbon footprint Formed a special council to advance evolving business operations initiatives. 'Our influence for positive change is in alignment with our purpose and mission. Our commitment to ESG actions benefit our communities, our organization, our environment, and our economy'. Brad Langs, President & CSO 10

Our Culture of Care The Carter Cares Task Force has conducted daily COVID-19 status calls and hosted weekly bank-wide leadership calls since March 2020. Club Care, a teammate wellness program, offers bi-weekly virtual sessions featuring world-class sports and celebrity speakers sharing self-care and healthy lifestyles tips. Customer programs, like Carter Ca$h, are designed to encourage and reward behaviors and actions that contribute to improving financial well-being. 38,100 hours and $560,000 in Bank approved paid leave since March 2020. Implemented Infectious Disease Response Plan, Workplace Safety Guidelines & Vaccine Strategy 11

Strategic Initiatives Update • Ongoing diversification of earning asset mix to maximize yield without increasing risk profile of the Bank. • Renewed focus on noninterest income sources (fee revenue) to supplement the Net Interest Income. • Improved funding cost and deposit mix to reduce reliance on higher cost Certificates of Deposits while simultaneously growing lower cost core Non Maturing Deposits. • Solid liquidity management platform supported by various liquidity sources, both on and off balance sheet. • Actively managing legacy loan issues with adversely classified assets reduction plans in place. • Increase treasury management marketing and sales to grow and retain deposits. • Greater virtual presence with online banking and the Carter-On-The-Go mobile app, especially during the COVID-19 pandemic. • Launched Mortgage-to-Go Mobile App, a new tool used to streamline our mortgage application process. • Centralized retail consumer loan underwriting and currently implementing automated risk-based decision platform. • Exited underperforming markets: Reduced branch footprint 36% over past 18 months. (1) • Opening branches in strategic growth markets: Charlottesville, VA (Mill Creek) 11/2020, Greensboro, NC (Westridge) TBD Q2 21, and a strategic location has been identified in Charlotte, NC for a Commercial and Retail center with expected opening date in late Fall 2021. • Ongoing improvement and modernization of retail branch network with 16 branch renovations completed in 2020 and approximately 15 additional branch renovations slated to be completed by YE 2021. • Installed 5 ATMs in strategic locations during 2Q 2021. (1) Scheduled closing/consolidations after 4/16/21 are included in these numbers: execute sell of 3 branches on 5/21/21, consolidate one branch on 6/4/21. Financial Performance Channel Optimization Network Optimization

Financial Highlights 02 13 Insert CB&T photo here

1Q2021 4Q2020 1Q2020 Operational Results Net Interest Income $ 26,529 $ 26,153 $ 27,264 Provision for credit losses 1,575 4,821 4,798 Noninterest income 8,952 5,589 6,952 Noninterest expense 23,605 23,841 24,748 Income tax expense 926 138 247 Net Income $ 9,375 $ 2,942 $ 4,423 Balance Sheet Condition Assets $ 4,142,130 $ 4,179,179 $ 4,001,863 Portfolio loans, net 2,855,003 2,893,096 2,896,957 Securities 780,032 778,679 729,973 Deposits 3,691,521 3,684,628 3,472,995 Shareholders' equity 387,889 440,174 474,821 Balance Sheet and Income Statement 14 Net Interest Income increased $376k QoQ due primarily to ongoing reduction in funding costs. Noninterest Income increased $3.4 million QoQ due primarily to $3.6 million in realized securities gains. Noninterest Expense decreased $1.1 million YoY driven by a reduction in salaries due to our branch network optimization initiative.

Financial / Shareholder Ratios 15 1Q2021 4Q2020 1Q2020 Shareholder Ratios Earnings Per Share $ 0.36 $ 0.11 $ 0.17 Financial Ratios Return on Assets 0.92% (1.12) % 0.44 % Return on Equity 9.72% (9.78) % 3.70 % Total Capital Ratio 14.14% 14.33% 14.29 % Tier I Capital 12.88% 13.08% 13.03 % Leverage Ratio 10.16% 10.26% 10.47 % Core Efficiency 72.38% 73.71% 73.95 % Net Interest Margin (FTE) 2.78% 2.71% 3.01 % Q1 21 EPS, ROA, ROE, and Core Efficiency metrics have improved over both the Q4 20 and Q1 20 time horizons. The Bank continues to recognize increased efficiencies from the retail branch optimization initiative coupled with a strategic shift in the deposit mix to lower cost funding due to an increase in non maturing deposits. As a result, the Net Interest Margin (FTE) and EPS have shown improvement over the prior quarter.

Capital Management 16 As of March 31, 2021 We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period. • Focus on maintaining a "well capitalized" capital position allowing for the resolution of legacy credit issues. • Establishment of bank holding company provides flexibility and efficiency for potential sub-debt issuance and stock buybacks. Regulatory Well Capitalized Carter Bank & Trust 03/31/2021 Excess ($) (In Thousands) 03/31/2021 Common Equity Tier 1 Ratio ("CET1") 6.5% 12.87% $208,435 Tier 1 Risk-based Ratio 8.0% 12.87% 159,370 Total Risk-based Capital Ratio 10.0% 14.13% 135,213 Leverage Ratio 5.0% 10.15% 213,681 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1

Liquidity 17 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.0 billion, with available borrow capacity subject to the amount of eligible collateral pledged at any given time. • Continue to maintain a strong liquidity position: ◦ Increased Excess Cash Position during COVID ◦ Majority of Bond Portfolio is unpledged ◦ Ongoing FHLB Collateral Pledging (1) ◦ Maintain 6 Unsecured Lines of Credit March 31, 2021 December 31, 2020 Favorable / (Unfavorable) Cash and Due From Banks $ 48,108 $ 38,535 $ 9,573 Interest-bearing Deposits 60,415 39,954 20,461 Excess Reserves 110,631 163,453 (52,822) Unpledged Investment Securities 626,285 632,724 (6,439) Excess Pledged Securities 22,863 7,857 15,006 FHLB Borrowing Availability(1) 506,105 510,533 (4,428) Unsecured Lines of Credit 145,000 145,000 — Total Liquidity Sources $ 1,519,407 $ 1,538,056 $ (18,649)

Deposit Composition 18 $ in thousands Improving Deposit Mix Reliance on Certificates of Deposit continues to decline with a net decrease of $92.3 MM (5.71%) from Q4 20 to Q1 21 while all Non Maturing Deposit categories showed an increase in ending balances for the same period. For the Period Ending Variance 03/31/21 12/31/20 03/31/20 Quarter Year Lifetime Free Checking $ 733,291 $ 699,229 $ 557,511 $ 34,062 $ 175,780 Interest-bearing Demand 384,425 366,201 305,214 18,224 79,211 Money Market 323,008 294,229 156,140 28,779 166,868 Savings 646,722 625,482 566,414 21,240 80,308 Certificates of Deposits 1,522,510 1,614,770 1,887,716 (92,260) (365,206) Deposits Held for Assumption in Connection with Sale of Bank Branches 81,565 84,717 — (3,152) 81,565 Total Deposits $ 3,691,521 $ 3,684,628 $ 3,472,995 $ 6,893 $ 218,526 Total Deposits Composition $3,670 $3,591 $3,504 $3,685 $3,692 3,140 3,066 2,949 2,976 2,949 530 525 555 709 743 Interest-bearing Deposits Noninterest-bearing Deposits YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 DDA - Int.- Bearing 10% CDs 41% DDA - Int. Free 20% Deposits HFS 2% Savings 18% Money Market 9% (1) Period end balances. (2) Total deposits at March 31, 2021 include $81.6 million of deposits held-for-assumption in connection with the Company's agreement to sell four of it's Bank Branches ($9.1 million of noninterest-bearing deposits, $5.4 million of interest-bearing deposits, $9.3 million of savings deposits, $5.4 million of money market deposits and $52.4 million in certificates of deposit). (2) (1)

Loan Composition 19 $ in thousands Loan Portfolio Growth: Continued growth of 3.44% during Q1 21 (annualized) despite the headwinds of COVID-19, PPP forgiveness, and mortgage and municipal loan refinances due to historically low interest rates. For the Period Ending Variance 03/31/21 12/31/20 03/31/20 Quarter Year Commercial Real Estate $ 1,384,541 $ 1,453,799 $ 1,372,819 $ (69,258) $ 11,722 Commercial and Industrial 460,264 557,164 618,853 (96,900) (158,589) Residential Mortgages 414,507 472,170 513,013 (57,663) (98,506) Other Consumer 49,516 57,647 73,242 (8,131) (23,726) Construction 289,661 406,390 361,972 (116,729) (72,311) Other 373,386 — — 373,386 373,386 Total Portfolio Loans(2) $ 2,971,875 $ 2,947,170 $ 2,939,899 $ 24,705 $ 31,976 Total Portfolio Loan Growth $2,684 $2,704 $2,885 $2,947 $2,972 (1.76)% 0.75% 6.69% 2.15% 3.44% Portfolio Loans Growth YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (2.00%) (1.00%) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Other Consumer 2% CRE 47% C&I 15% Construction 10% Residential Mortgages 14% (1) At March 31, 2021, Other loans totaled $373.4 million consisting of loans that would otherwise have been included in the following loan segments: $136.3 million of CRE, $77.8 million of C&I, $49.6 million of Residential Mortgages and $109.7 million of Construction. (2) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C) (3) Loan growth for the quarter ended March 31, 2021 is annualized. (3) Other 12% (1)

20 LOAN PORTFOLIO REPRICING & INDEX Q1 21 $ in millions (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. Loan Portfolio by Rate Type - Q1 21 Fixed $1,011 34% Floating $738 25% Variable $1,223 41% Loan Portfolio by Rate Index Type - Q1 21 Fixed $1,011 34% Libor $384 13% Prime $389 13% Treasury $1,188 40% $2.97B $2.97B (1) (2)

21 Balance Sheet Transformation 03

22 Earning Assets Goal is to deploy cash into higher yielding loans and investments while foregoing undue concentration risk: • Earning Assets stand at $4.0B • Our primary mandate is to use cash to grow the loan book with well diversified, higher yielding loan products to increase the NIM and mitigate concentration risks. • Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as-needed basis to fund loan growth, when appropriate. Past Present Future Loans Investments Cash 70% 76% 84% 15%20%25% 5% 4% 1% Earning Assets - 12/31/17 Earning Assets - 03/31/21 Earning Assets - Target

Loans

Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, consumer loans and single-family mortgages. Increased granularity is also a focus.

- Portfolio loans currently stand at $3.0B
- Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio.
- We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, utilizing excess liquidity and maximizing the NIM.

Past

Loan Portfolio - 12/31/17



57%
30%
5%
5%
3%

Present

Loan Portfolio - 03/31/21



47%
15%
14%
2%
10%
12%

Future

Loan Portfolio - Target



30%
20%
40%
5%
5%

Commercial Real Estate | Commercial & Industrial | Residential Mortgages | Construction | Other Consumer | Other[(1)]

[(1)] In connection with our adoption of Topic 326, we made changes to our loan portfolio segments to align with the methodology applied in determining the allowance under CECL. Our new segmentation breaks out Other loans from our original loan segments: CRE, C&I , residential mortgages, other consumer and construction.

23

Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO 24 Bond Portfolio Past Present Future 4% 8% 25% 41% 18% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 03/31/21 Bond Portfolio - Target 10% 34% 27% 28% 15% 8% 25% 14% 25% Goal is to increase diversification, maintain strong credit quality, and improve performance versus peer group. • Portfolio stands at $780MM, or about 19% of total assets, target is 15-20% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate two years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed (1) At March 31, 2021, Asset Backed Securities (ABS) represented approximately 18% of the entire Bond Portfolio and were further diversified into the following sub-segments (presented as a percentage of the entire Bond Portfolio): 1) ABS- Student Loans 12.3%, 2) ABS - CLO 4.1%, 3) ABS - Mortgage 0.8%, 4) ABS - Consumer 0.4% and 5) ABS - SBA 0.1%. 4% <1% 2% 2%

CDs DDA - Int. Free DDA - Int. Bearing Money Markets Savings Deposits HFS 25 Deposits Past Present Future 56% 41% 35% 15%9%3% 2% 10% Deposit Mix - 12/31/17 Deposit Mix - 03/31/21 Deposit Mix - Target 20% 18% 15% 7% 20% 25% 14% 10% Goal is to restructure and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): • Deposits currently stand at $3.7B • Dependence on CDs has significantly declined, and maturities and pricing are proactively managed on a weekly basis. • Multiple strategies are in place to grow all non-maturity deposit accounts with a focus on lower cost of funds • New product launches include mobile/online banking, Treasury Management, Instant Open, Card Valet, Click Switch, ATM Network, etc.

Asset Quality 04 26 Insert CB&T photo here

27 Delinquency Trends Past Due Loans / Total Portfolio Loans 0.21% 0.07% 0.09% 0.19% 0.20% 0.01% 0.22% 0.05% 0.03% 0.02%0.02% 0.00% 0.00% 0.00% 0.00% 0.24% 0.28% 0.14% 0.22% 0.22% 30-59 Days PD 60-89 Days PD 90+ Days PD Total PD Loans YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 0.00% 0.10% 0.20% 0.30%

Nonperforming Loan Breakdown $93 $52 $43 $32 $32 $78 $37 $31 $22 $22 $0 $1 $1 $1 $1 $1 $3 $3 $4 $4 $14 $11 $8 $5 $5 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $10 $19 $29 $38 $48 $58 $67 $77 $86 $96 28 Nonperforming Loans $ in millions *As of March 31, 2021 Nonperforming Loans / Total Portfolio Loans $2,684 $2,704 $2,885 $2,947 $2,972 $2,591 $2,653 $2,843 $2,915 $2,940 $93 $51 $42 $32 $32 1.88% 1.46% 1.09% 1.08% Performing Loans Nonperforming Loans Nonperforming Loans/ Total Portfolio Loans YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $800 $1,600 $2,400 $3,200 0.80% 1.60% 2.40% 3.20% 4.00% 3.46%

29 Nonperforming Relationships $ in thousands Type Nonaccrual Balance 3/31/21 Nonaccrual Balance 12/31/20 Variance Q1 2021 to Q4 2020 Comments 1. CRE / Construction $17,553 $17,910 ($357) Commercial and residential lot developer. Golf courses previously held as collateral were sold in Q4 20 resulting in a $6.9MM principal curtailment at YE 2020. Specific reserve of $10.8 million as of 03/31/2021. 2. CRE $3,459 $3,459 $0 Anchored shopping centers and hotel operator - 1 hotel property remains as collateral. Specific reserve of $2.3 million as of 03/31/2021. 3. Construction $1,741 $1,741 $0 Commercial lot development 4. Construction $1,739 $1,739 $0 Residential lot developer; has a specific reserve of $1.5 million as of 3/31/2021 5. Construction $1,332 $1,332 $0 Residential lot developer Subtotal: Top 5 Nonaccrual Loans $25,824 $26,181 ($357) Total Nonaccrual Loans $31,956 $32,004 ($48) Top 5 Nonaccrual Loans / Total Nonaccrual Loans 80.81% 81.81% (1.00) % Total Portfolio Loans 2,971,875 2,947,170 24,705 Total Nonaccrual Loans / Total Portfolio Loans 1.08% 1.09% (0.01) % As of March 31, 2021

Nonperforming Assets $133 $84 $60 $48 $46 $40 $33 $18 $16 $14 $42 $47 $35 $25 $25 $51 $4 $7 $7 $7 OREO Nonperforming TDRs Nonperforming Loans YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $14 $28 $42 $56 $70 $84 $98 $112 $126 $140 30 Nonperforming Assets $ in millions *As of March 31, 2021 Nonperforming Assets / Total Assets $4,112 $4,040 $4,006 $4,179 $4,142 $133 $84 $60 $48 $46 3.23% 2.09% 1.51% 1.14% 1.11% Total Assets Nonperforming Assets Nonperforming Assets / Total Assets YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 $4,800 0.0% 1.0% 2.0% 3.0% 4.0%

Portfolio Credit Quality Trend $2,684 $2,704 $2,885 $2,947 $2,972 $1,868 $2,232 $2,451 $2,523 $2,509 $719 $461 $430 $238 $268$97 $186 $195 Pass Substandard Special Mention YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $1,000 $2,000 $3,000 $4,000 Non-Pass Credit Quality Trend $816 $472 $434 $424 $463 $719 $461 $430 $238 $268 $97 $186 $195 Substandard Special Mention YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $250 $500 $750 $1,000 31 Loan Portfolio – Risk Ratings $ in millions *Excludes loans held-for-sale As of March 31, 2021 $11 $4 $11 $4

32 Net Charge-off & Provision Expense Trends $ in thousands *As of March 31, 2021 $42,379 $12,989 $3,841 $2,694 $701 $43,197 $16,870 $3,404 $18,006 $1,575 1.56% 0.47% 0.13% 0.09% 0.10% Net Charge-offs Provision Expense Net Charge-offs (annualized)/ Average Loans YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 0.00% 0.50% 1.00% 1.50% 2.00%

33 ACL Composition & ACL Coverage Ratio Trends $ in thousands *As of March 31, 2021 (1) Included in the three months ended March 31, 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. Refer to the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") for more details. $35,286 $34,000 $32,593 $38,824 $101,870 $32 $5,199 $6,169 $15,250 $15,002 1.32% 1.45% 1.34% 1.83% 3.93% General Reserves Specific Reserves ACL to Total Portfolio Loans YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 $0 $30,000 $60,000 $90,000 $120,000 0.0% 1.0% 2.0% 3.0% 4.0% $35,318 $39,199 $38,762 $54,074 $116,872 (1)

34 Deposit Mix and Cost of Funds 05

Total Deposit Composition $3,669 $3,592 $3,504 $3,685 $3,692 3,139 3,067 2,949 2,976 2,950 530 525 555 709 742 Interest-bearing deposits Nonnterest-bearing deposits YE 2017 YE 2018 YE 2019 YE 2020 1Q2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 35 Deposits $ in millions (2) (1) (1) Period end balances. (2) Total deposits at March 31, 2021 include $81.6 million of deposits held-for-assumption in connection with the Company's agreement to sell four of it's Bank Branches ($9.1 million of noninterest-bearing deposits, $5.4 million of interest-bearing deposits, $9.4 million of savings deposits, $5.4 million of money market deposits and $52.4 million in certificates of deposit).

Interest-bearing Deposit Composition & Deposit Rates $3,312 $3,097 $3,020 $2,937 $2,954 $2,199 $2,090 $2,054 $1,819 $1,620 $727 $664 $582 $600 $645 $245 $247 $249 $321 $379 $141 $96 $135 $197 $310 1.12% 1.23% 1.54% 1.21% 0.86% Certificates of Deposit Savings Interest-bearing Deposits Money Market Deposit Rate YE 2017 YE 2018 YE 2019 YE 2020 1Q2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 0.80% 1.00% 1.20% 1.40% 1.60% 36 Deposits $ in millions (2) (1) Deposit rates and interest bearing deposit balances presented above are year-to-date averages for periods ending YE 2017 – YE 2020. (2) Year-to-date average deposit rate and average interest bearing deposit balances for the period ending March 31, 2021 include interest bearing deposits totaling $72.5 million that are held for assumption in connection with the Company’s agreement to sell four of its bank branches ($5.4 million of interest-bearing deposits, $9.4 million of savings deposits, $5.4 million of money market deposits and $52.4 million in certificates of deposit). (1)

Total Deposits and Cost of Deposits $3,526 $3,485 $3,570 $3,617 $3,641 $3,665 $2,959 $2,934 $2,919 $2,949 $2,946 $2,954 $567 $551 $651 $668 $695 $711 1.04% 0.93% 0.79% 0.70% Interest-bearing Deposits Noninterest-bearing Deposits Total Cost of Deposits Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $0 $1,000 $2,000 $3,000 $4,000 0.60% 0.80% 1.00% 1.20% 1.40% 37 Total Deposits & Total Cost Of Deposits $ in millions (1) Quarterly Average Balances (2) Total Cost of Deposits incorporates the noninterest-bearing demand deposits with the rate on total interest-bearing deposits to illustrate the impact of those free funds on the overall cost of deposits (2) (1) 1.21% 1.27%

38 Net Interest Margin (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds (2) Net Interest Margin has been computed on a fully taxable equivalent basis (FTE) using 35% federal income tax statutory rate for 2017 and 21% federal income tax statutory rate for 2018 through 2021. 0.90% 1.01% 1.23% 0.94% 0.66% 3.70% 4.11% 4.28% 3.74% 3.44% 2.80% 3.10% 3.05% 2.80% 2.78% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2017 YE 2018 YE 2019 YE 2020 Q1 2021 0.00% 0.80% 1.60% 2.40% 3.20% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1) (2)

39 Loan Deferral Update 06

40 COVID-19 Loan Deferral Program Update The bank has offered loan deferrals in three phases: ◦ The Phase I program began in March 2020 and expired August 31, 2020 ◦ The Phase II program began in August 2020 and expired on December 31, 2020 ◦ The Phase III program began in December 2020 and will expire on June 30, 2021 ◦ Generally, deferrals of principal and/or principal and interest in these programs did not extend beyond the expiration of the respective phase ◦ Deferrals allow the operating company and its principals to preserve liquidity and develop strategies to operate at a lower break even level to ensure long-term survival Phase III program details: ◦ Requires the collection of operating statements on a monthly basis and a cash flow recapture payment on a quarterly basis if warranted ◦ 47% and 55% reported positive EBITDA for January and February, respectively

Phase III Loan Deferrals For Total Loan Portfolio

$ in millions

Loan Type	**Results of Phase I Deferrals** *As of August 31, 2020* # of Loans Previously Deferred in Phase I [1]	Balance of Loans Previously Deferred in Phase I [1]	% of total Portfolio Loans Previously Deferred in Phase I [1]	**Results of Phase II Deferrals** *As of November 12, 2020* # of Loans Previously Deferred in Phase II [1]	Balance of Loans Previously Deferred in Phase II [1]	% of total Portfolio Loans Previously Deferred in Phase II [1]	**Results of Phase III Deferrals** *As of March 31, 2021* # of Loans Deferred in Phase III	Loan Balance of Phase III Full Payment Deferral	Loan Balance of Phase III Principal Only Deferral	Total Loan Balance Deferred in Phase III to Date	% of Total Portfolio Loans Deferred in Phase III
Hospitality	84	$ 448.1	15.01 %	59	$ 324.0	10.76 %	58	$ 118.3	$ 202.1	$ 320.4	10.78 %
Retail	51	120.6	4.04 %	11	37.4	1.24 %	10	—	38.1	38.1	1.28 %
Multifamily	16	84.1	28.20 %	1	0.1	— %	1	—	10.0	10.0	0.34 %
Other Commercial	300	519.9	17.42 %	19	19.4	0.64 %	23	6.3	32.2	38.5	1.29 %
Total Commercial	**451**	**$ 1,172.7**	**39.29 %**	**90**	**$ 380.9**	**12.64 %**	**92**	**$ 124.6**	**$ 282.4**	**$ 407.0**	**13.69 %**
Residential Mortgage	128	36.3	1.22 %	16	6.6	0.22 %	0	—	—	—	— %
Consumer	203	2.2	0.07 %	71	0.8	0.03 %	0	—	—	—	— %
Total	**782**	**$ 1,211.2**	**40.58 %**	**177**	**$ 388.3**	**12.89 %**	**92**	**$ 124.6**	**$ 282.4**	**407.0**	**13.69 %**
% of Loans Deferred								**30.61 %**	**69.39 %**	**100.00 %**	
% of Total Loan Portfolio			**40.58 %**			**12.89 %**		**4.19 %**	**9.50 %**	**13.69 %**	**13.69 %**
Total Portfolio Loans [2]		**$ 2,985.0**			**$ 3,012.5**					**2,971.9**	

[1] The Phase I deferment period ended on August 31, 2020. The Phase II deferment period ended December 31, 2020. The Phase III deferment period terminates on June 30, 2021.
[2] Excludes loans held-for-sale.

41

42 Phase III Hospitality Loan Deferrals $ in thousands * As of March 31, 2021 Phase III Payment Type Election Loan Count Outstanding Hospitality Portfolio Balance % of Outstanding Hospitality Portfolio Balance Full Principal & Interest 16 $ 118,263 23.58 % Principal Only 42 202,121 40.31 % Phase III Hospitality Loan 58 $ 320,384 63.89 % No Deferral 40 181,091 36.11 % Total Hospitality Portfolio 98 $ 501,475 100.00%

43 Commercial Loan Portfolio Metrics 07

44 CRE Segment Overview By Collateral Code ($ in thousands) (1) Other CRE & Other Commercial Construction Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities, Auto Shops *As of March 31, 2021 Row Labels CRE Portfolio Balance Percentage of Total Balance Deferment Percentage Hotel $501,475 25.2% 63.9 % Multifamily 313,220 15.8% 3.2 % Retail/Restaurant 305,118 15.3% 13.9 % Land 207,043 10.4% 0.1 % Office 173,045 8.7% 3.3 % Warehouse 147,464 7.4% 0.0 % Other 146,521 7.4% 3.7 % Single Family 91,795 4.6% 0.1 % Country Club 76,880 3.9% 18.6 % Long Term Care 26,092 1.3% 0.0 % Grand Total $1,988,653 100.0% 20.0% $2.0B 25.2% 4.6% 7.4% 7.4% 8.7% 10.4% 15.8% 15.3% 3.9% 1.3% (1)

2.5% 2.3% 0.9% 45 Hospitality Metrics By State $ in thousands *As of March 31, 2021 State Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment NC $189,969 37.9% 61.1% $4,418 $67 SC 157,001 31.3% 60.0% 6,038 87 VA 62,949 12.6% 28.1% 15,737 65 WV 62,590 12.5% 54.8% 3,294 77 FL 12,736 2.5% 64.7% 6,368 122 GA 11,728 2.3% 61.9% 5,864 68 TN 4,502 0.9% 46.4% 4,502 22 Total $501,475 100.0% 55.8% $5,170 $76 37.9% 31.3% 12.6% 12.5% $501.5M

46 Hospitality Metrics By Brand $ in thousands Brand Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $131,379 26.2% 62.0% $8,759 $99 IHG 115,563 23.0% 59.0% 5,024 64 Marriott 70,143 14.0% 56.9% 7,794 79 Upscale Independent/ Boutique 57,552 11.5% 28.4% 28,776 75 Wyndham 40,112 8.0% 65.0% 2,865 46 Choice 30,079 6.0% 56.2% 2,734 36 Independent 24,820 4.9% 57.4% 2,758 147 Best Western 17,564 3.5% 49.6% 2,196 30 Other 14,263 2.9% 57.0% 2,377 41 Total $501,475 100.0% 55.8% $5,170 $76 23.0% 14.0% 11.5% 26.2% 8.0% 6.0% 2.9% 3.5% 4.9% *As of March 31, 2021 $501.5M

Paycheck Protection Program PROGRAM TIMING APPLICATIONS APPROVED FUNDS APPROVED ($ in millions) TOTAL IN FEES ($ in millions) ROUND ONE: April 3 - 16, 2020 451 $17.9 $1.5 ROUND TWO: April 29– June 30, 2020 515 $39.9 ROUND THREE: January 22, 2021 - TBD 101 $8.2 $0.3 TOTAL 1,067 $66.0 $1.8 47 The Paycheck Protection Program is part of the CARES Act Stimulus Package, and is a federal loan program aimed at helping businesses impacted by COVID-19. In an all hands on deck effort, Carter Bank & Trust was able to accept applications in the first, second and third round of funding to date. *As of March 31, 2021